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                                  CorpExec VUL
          Corporate Executive Series Variable Universal Life Insurance

                                  Investing in
    NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

                         Supplement dated May 25, 2005
                        to Prospectus dated May 1, 2005

     This supplement amends the May 1, 2005 Prospectus for the CorpExec VUL:
Corporate Executive Series Variable Universal Life Insurance Policies ("Policies"). You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2005 Prospectus for the Policies, as amended. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

     The purpose of this supplement is to correct the class designation for one of the Investment Divisions offered through the Policies. Keeping this purpose in mind, please note the following:

     On pages 14 and 15 of the prospectus, delete the entry and the footnote for Fidelity/R/ VIP Value Strategies-Initial Class and replace it with the following:

                                                   Fidelity/R/
                                                   VIP Value
                                                   Strategies-
                                                   Service Class 2
                                                   ---------------
     Fund Annual Expenses
       (as a % of average net assets for the
       fiscal year ended December 31, 2004)(b)
       Advisory Fees                                    0.57%
       Administration Fees                              0.00%
       12b-1 Fees                                       0.25%
       Other Expenses                                   0.15%
       Total Fund Annual Expenses                       0.97%(h)

     (b) The Fund or its agent provided the fees and charges which are based on 2004 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

     (h) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.95%. These offsets may be discontinued at any time.

     On page 25 of the prospectus, delete the fund name, Fidelity/R/ VIP Value Strategies-Initial Class, and replace it with the following:

          Fidelity/R/ VIP Value Strategies-Service Class 2


                       __________________________________

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010